UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________

Form 8-K
______________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): February 10, 2016

FBR & CO.
(Exact Name of Registrant as Specified in Charter)

Virginia	001-33518	20-5164223
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1300 North Seventeenth Street, Arlington, VA 22209
(Address of Principal Executive Offices) (Zip Code)

(703) 312-9500
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On February 10, 2016, FBR & Co. issued a press release announcing its earnings for the quarter ended December 31, 2015 and year-end results for 2015.  A copy of the press release is furnished herewith and attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

Exhibits.

99.1                        FBR & Co. Financial Results Press Release dated February 10, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FBR & CO.

Date: February 10, 2016	By:	/s/ Bradley J. Wright
Name: Bradley J. Wright
Title: Executive Vice President and Chief Financial Officer